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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 2, 2003

                      PEGASUS MEDIA & COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                Delaware                                  33-95042                                23-2778525
-----------------------------------------     ---------------------------------    ------------------------------------------
      (State or Other Jurisdiction                (Commission File Number)             (IRS Employer Identification No.)
            of Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
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              (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
         -------------

         On April 2, 2003, a newly formed subsidiary of Pegasus Satellite Communications, Inc., the registrant's immediate parent company received a commitment for up to $100,000,000 in term loan financing from a group of institutional lenders. If the term loans are fully funded, the lenders would also receive warrants to purchase 1,000,000 shares of nonvoting common stock of Pegasus Communications Corporation, the registrant's ultimate parent company, for an exercise price of $16 per share. In certain circumstances the nonvoting common stock received upon exercise of the warrants may be exchanged for an equal number of shares of Class A common stock of Pegasus Communications Corporation. Closing and funding of the term loans are subject to various conditions.

         The terms of the financing are described in more detail in the press release included as Exhibit 99.1 and in the loan documents included as Exhibits 4.1, 10.1 and 10.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (c)  Exhibits.

                       4.1 Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set for on Schedule I thereto dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

                       10.1 Term Loan Agreement among Pegasus Media & Communications Finance Corporation, the several lenders from time to time parties thereto and DBS Investors Agent, Inc., as Administrative Agent for such Lenders dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

                       10.2 Indemnity Agreement by and among Pegasus Satellite Communications, Inc., Pegasus Media & Communications Finance Corporation and DBS Investors Agent, Inc. dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

                       99.1 Press release dated April 3, 2003 (which is incorporated herein by reference to Exhibit
                                99.1 to the Current Report on Form 8-K dated
                                April 3, 2003 of Pegasus Communications
                                Corporation).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PEGASUS MEDIA & COMMUNICATIONS, INC.


                                            By    /s/ Scott A. Blank
                                               --------------------------------
                                                      Scott A. Blank,
                                                      Senior Vice President


April 3, 2003


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

4.1 Warrant and Investor Rights Agreement among Pegasus Communications Corporation and the parties set for on
                           Schedule I thereto dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

10.1 Term Loan Agreement among Pegasus Media & Communications Finance Corporation, the several lenders from time to time parties thereto and DBS Investors Agent, Inc., as Administrative Agent for such Lenders dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

10.2 Indemnity Agreement by and among Pegasus Satellite Communications, Inc., Pegasus Media & Communications Finance Corporation and DBS Investors Agent, Inc. dated as of April 2, 2003 (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).

99.1 Press release dated April 3, 2003 (which is incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K dated April 3, 2003 of Pegasus Communications Corporation).